SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN

CLASSES OF SECURITIES

PURSUANT TO SECTION 12(b) OR (g)

OF THE SECURITIES EXCHANGE ACT OF 1934

White River Capital, Inc.

(Exact name of registrant as specified in charter)

Indiana	20-2315685

(State of incorporation	(I.R.S. Employer
or organization)	Identification Number)

250 North Shadeland Ave.

Indianapolis, IN 46219

(Address of principal executive offices, including zip code)

Copy to:
Eric R. Moy, Esq.
Barnes & Thornburg LLP
11 South Meridian Street
Indianapolis, Indiana 46204

Securities to be registered pursuant to Section 12(b) of the Act:

NONE

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [   ]

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities Act registration statement file number to which this form relates: 333-123909

Securities to be registered pursuant to Section 12(g) of the Act:

COMMON STOCK, NO PAR VALUE

(Title of class)

INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1. Description of Registrant’s Securities to be Registered.

The description of the Registrant’s Common Stock, no par value, is incorporated herein by reference to the section entitled “Description of Capital Stock of White River” on pages 167-170 of the prospectus filed with the Securities and Exchange Commission on July 27, 2005, pursuant to Rule 424(b)(3) of the Securities Act of 1933.

Item 2. Exhibits.

The exhibits filed herewith or incorporated by reference herein are listed on the Exhibit Index at page 3 of this Form 8-A.

SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be filed on its behalf by the undersigned, thereto duly authorized.

WHITE RIVER CAPITAL, INC.

By:	/s/ Mark R. Ruh
Mark R. Ruh, President

Dated: August 12, 2005

EXHIBIT LIST

Number Assigned in Form 8-A	Description of Exhibit

1(a)	The Articles of Incorporation of White River Capital, Inc. are incorporated herein by reference to Exhibit 3(1) to the Registration Statement on Form S-1/S-4 (Registration No. 333-123909).

1(b)	The Code of By-Laws of White River Capital, Inc. are incorporated herein by reference to Exhibit 3(2) to the Registration Statement on Form S-1/S-4 (Registration No. 333-123909).